SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY PERSONAL RETIREMENT ANNUITY
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

DATED APRIL 30, 2011

Effective June 30, 2011, the following language replaces similar language found in the "Glossary":

Annuity Date - A date selected by the Owner(s) for annuity income payments to begin. Subject to state approval, this date can be as late as the first day of the month following the oldest Owner's 95th birthday. Once annuity income payments begin, Owners have no rights in the Contract.

Effective June 30, 2011, the following language replaces the second sentence in the second paragraph of the "Surviving Owner" section on page 2 and the last sentence in the first paragraph of the "Annuity Income" section on page 16:

A surviving spouse who elects to continue the Contract as his or her own may, subject to state approval, change the Annuity Date to be as late as the first day of the calendar month following his or her 95th birthday.

Effective June 30, 2011, the following language replaces similar language found in the "Annuity Date" section on page 16:

When your Contract is issued we will set the Annuity Date to be the first day of the first calendar month following the oldest Owner's 90th birthday. You may change the Annuity Date by sending written notice to the Annuity Service Center. We must receive the notice at least 30 days before the Annuity Date you select. The earliest Annuity Date we will permit is the first day of the calendar month after the end of the Free Look Period. The latest Annuity Date we will permit is, subject to state approval, the first day of the calendar month following the oldest Owner's 95th birthday. Any Annuity Date you choose must be the first day of a month.

Effective June 30, 2011, the following language replaces the seventh sentence found in the "Contracts Owned by Trusts" section:

At issue the Annuity Date will be the first day of the first calendar month after the oldest Annuitant's 90th birthday.

FPRA-0611
1.913562.103 June 30, 2011